UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 30, 2009
GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	38-0572515
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On January 30, 2009, Percy N. Barnevik informed the Board of Directors of General Motors Corporation (“GM” or the “Corporation”) that he was retiring from the GM Board after twelve years of service. Mr. Barnevik was chair of GM’s Public Policy Committee and served on the Directors and Corporate Governance Committee.
Mr. Barnevik’s resignation is due to personal reasons and not to any disagreement with the Corporation. In a news release issued by GM, Mr. Barnevik stated, “I remain a strong supporter of management and the Board of GM, and of the direction the company is taking.”
GM announced Mr. Barnevik’s resignation on February 3, 2009; the news release is attached to this Form 8-K as Exhibit 99.1.
ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	News Release dated February 3, 2009
# # #

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: February 3, 2009	By:	/s/ NICK S. CYPRUS
Nick S. Cyprus,
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated February 3, 2009

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